UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 29, 2012

Verso Paper Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-34056	75-3217389
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Verso Paper Holdings LLC

(Exact name of registrant as specified in its charter)

Delaware	333-142283	56-2597634
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6775 Lenox Center Court, Suite 400

Memphis, Tennessee 38115-4436

(Address of principal executive offices)

(901) 369-4100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Supplemental Indenture

On March 29, 2012, Verso Paper Holdings LLC (the “Company”), a wholly owned subsidiary of Verso Paper Corp. (together with the Company, the “Registrants”), Verso Paper Inc., a subsidiary of the Company (together with the Company, the “Issuers”), other subsidiaries of the Company, as guarantors (the “Guarantors”), and Wilmington Trust, National Association, a national banking association, as trustee (“Trustee”), entered into a supplemental indenture (the “First Supplemental Indenture”) to the Indenture dated as of March 21, 2012 (the “Indenture”), governing the Issuers’ 11.75% senior secured notes due 2019 (the “Notes”), by and between the Issuers, the Guarantors and the Trustee, to correct a technical error in the definition of “Permitted Liens,” because the defined term “Consolidated Secured Debt Ratio” used therein does not exist in the original Indenture and should have been “Consolidated First-Lien Secured Debt Ratio.” Such change will conform this provision to the other provisions in the Indenture where the same ratio is used and referred to (but with the correct defined term), including Section 4.03.

The Registrants are furnishing this information under Item 7.01 of this report to comply with Regulation FD. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Registrants’ filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

This summary does not purport to be complete and is qualified in its entirety by reference to the Notes and the Indenture, which have been filed as exhibits to the Company’s filings with the Securities and Exchange Commission, and the First Supplemental Indenture, a copy of which is attached hereto as Exhibit 4.1. The text of such document is incorporated herein by reference. Interested parties should read these documents in their entirety.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are included with this report and are being furnished solely for purposes of Item 1.01 of this Form 8-K:

Exhibit Number	Description of Exhibit

4.1	First Supplemental Indenture, dated as of March 29, 2012, to the Indenture dated as of March 21, 2012, among Verso Paper Holdings LLC, Verso Paper Inc., the guarantors party thereto, and Wilmington Trust, National Association, as Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 29, 2012

VERSO PAPER CORP.

By:	/S/ PETER H. KESSER

Peter H. Kesser

Secretary

VERSO PAPER HOLDINGS LLC

By:	/S/ PETER H. KESSER

Peter H. Kesser

Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

4.1	First Supplemental Indenture, dated as of March 29, 2012, to the Indenture dated as of March 21, 2012, among Verso Paper Holdings LLC, Verso Paper Inc., the guarantors party thereto, and Wilmington Trust, National Association, as Trustee.

4